EXHIBIT 3.3


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                ) Chapter 11
                                      )
   EPIC CAPITAL CORPORATION, ET AL.,  ) Case No. 01-2458 (MFW)
                                      )
        Debtors.                      ) Jointly Administered

                     ORDER UNDER FED. R. BANKR. P. 1015(a)
                    DIRECTING JOINT ADMINISTRATION OF CASES

     Upon the Motion (the "Motion"), dated October 15, 2001, of the above-captioned debtors (the "Debtors") for an Order under Fed. R. Bankr. P. 1015(b) consolidating for procedural purposes only, and providing for joint administration of, the Debtors' separate Chapter 11 cases; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interest of the Debtors, their estates, their creditors and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby

     ORDERED, that the Motion is granted, and the Debtors' cases are consolidated for procedural purposes only and shall be jointly administered by the Court; and it is further

     ORDERED, that the caption of the jointly administered case shall read as follows:

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                ) Chapter 11
                                      )
   EPIC CAPITAL CORPORATION, ET AL.,  ) Case No. 01-2458 (MFW)
                                      )
        Debtors.                      ) Jointly Administered

, and it is further

     ORDERED, that a docket entry shall be made in each of the Debtors' cases noting that an Order has been entered in this case directing the procedural consolidation and joint administration of the Debtors' cases and that the docket in Case No. 01-2458 (MFW) should be consulted for all matters affecting this case.

Dated:  October 30, 2001
                                         /s/ Mary F. Walrath
                                        -------------------------------
                                        Mary F. Walrath
                                        United States Bankruptcy Judge

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                ) Chapter 11
                                      )
   EPIC CAPITAL CORPORATION, ET AL.,  ) Case No. 01-2458 (MFW)
                                      )
        Debtors.                      ) Jointly Administered


                     ORDER UNDER FED. R. BANKR. P. 1015(a)
                    DIRECTING JOINT ADMINISTRATION OF CASES

     Upon the Motion (the "Motion"), dated October 15, 2001, of the above-captioned debtors (the "Debtors") for an Order under Fed. R. Bankr. P. 1015(b) consolidating for procedural purposes only, and providing for joint administration of; the Debtors' separate Chapter 11 cases; and the Court having reviewed the Motion; and the Court having determined that the relief requested in the Motion is in the best interest of the Debtors, their estates, their creditors and other parties-in-interest; and it appearing that proper and adequate notice of the Motion has been given and that no other or further notice is necessary; and after due deliberation thereon; and good and sufficient cause appearing therefore, it is hereby

     ORDERED, that the Motion is granted, and the Debtors' cases are consolidated for procedural purposes only and shall be jointly administered by the Court; and it is further

     ORDERED, that the caption of the jointly administered case shall read as follows:

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

In re:                                ) Chapter 11
                                      )
   EPIC CAPITAL CORPORATION, ET AL.,  ) Case No. 01-2458 (MFW)
                                      )
        Debtors.                      ) Jointly Administered

, and it is further

     ORDERED, that a docket entry shall be made in each of the Debtors' cases noting that an Order has been entered in this case directing the procedural consolidation and joint administration of the Debtors' cases and that the docket in Case No. 01-2458 (MFW) should be consulted for all matters affecting this case.

Dated:  October 30, 2001
                                        /s/ Mary F. Walrath
                                        ------------------------------
                                        Mary F. Walrath
                                        United States Bankruptcy Judge